                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549

                            _______________________

                                   FORM 8-K/A

                                (AMENDMENT NO. 1)

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

              Date of Report (Date of the earliest event reported):
                     February 20, 2007 (November 16, 2006)

                                  RADNET, INC.
             (Exact Name of Registrant as Specified in Its Charter)

          NEW YORK                    0-19019                    13-3326724
(State or Other Jurisdiction        (Commission                 (IRS Employer
      of Incorporation)            File Number)              Identification No.)

                               1510 COTNER AVENUE
                          LOS ANGELES, CALIFORNIA 90025
               (Address of Principal Executive Offices) (Zip Code)

                                 (310) 478-7808
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

THIS AMENDMENT NO. 1 TO FORM 8-K IS BEING FILED AS AN AMENDMENT TO THE CURRENT REPORT ON FORM 8-K (FILE NO. 000-19019) FILED BY RADNET, INC., FORMERLY PRIMEDEX HEALTH SYSTEMS, INC. ("RADNET"), ON NOVEMBER 16, 2006. THIS AMENDMENT NO. 1 IS BEING FILED IN ORDER TO CHANGE A STATEMENT MADE WITHIN ITEM 5.03 OF THE ORIGINAL FORM 8-K (AS DEFINED BELOW).


ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On November 16, 2006, under cover of Form 8-K (Item 5.03) (the "Original Form 8-K"), RadNet announced that it had changed its fiscal year end from October 31 to December 31. Accordingly, RadNet is required to file a transition report covering the two month period ending December 31, 2006 (the "Transition Period"). In the Original Form 8-K, RadNet disclosed that it would file a Form 10-Q for the Transition Period. However, RadNet has decided to file a Form 10-K instead of a Form 10-Q covering the Transition Period.

ITEM 8.01 OTHER EVENTS.

RadNet filed on February 15, 2007 a Form 12b-25 notification of late filing of the transition report on Form 10-Q for the Transition Period. However, as disclosed above, RadNet has determined to file a transition report on Form 10-K, including audited financial statements for the Transition Period, instead of the Form 10-Q. The Form 10-K will be filed within the time period for filing transition reports on Form 10-K, by March 31, 2007.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



February 20, 2007                          RADNET, INC.

                                           /s/  Howard G. Berger, M.D.
                                           ---------------------------
                                           Howard G. Berger, M.D.
                                           PRESIDENT AND CHIEF EXECUTIVE OFFICER